UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2026 (May 11, 2026)
Date of Report (Date of earliest event reported)
_____________________________________________
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On May 11, 2026, Tyler Technologies, Inc. (the “Company”) issued a press release announcing that it intends to offer, subject to market and other conditions, $1,000,000,000 aggregate principal amount of convertible senior notes due 2031 (the “Notes”) in a private offering to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Company also expects to grant the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $150,000,000 aggregate principal amount of Notes. A copy of the press release announcing the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Offering, dated May 11, 2026
Exhibit 104	Cover Page Interactive Data File (embedded in the Inline XBRL document)
Forward-Looking Statements
This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended that are not historical in nature and typically address future or anticipated events, expectations or beliefs. Forward-looking statements include, without limitation, statements regarding the anticipated terms of the Notes, the completion, timing and size of the Offering and the intended use of the proceeds. These forward-looking statements can often, but not always, be identified by phrases such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “will,” “may,” “should,” “projects,” “might,” “could,” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.
While the Company believes there is a reasonable basis for the forward-looking statements in this Report, such statements involve certain risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those indicated in, or implied by, such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) market conditions, including market interest rates; (ii) the trading price and volatility of the Company’s common stock; and (iii) risks relating to the Company’s business and the Offering, including those described in the Company’s most recent Annual Report on Form 10-K and the other periodic reports that the Company files from time to time with the Securities and Exchange Commission.
The Company may not consummate the Offering and, if the Offering is consummated, the Company cannot provide any assurances regarding the final terms of the Offering or the Notes or its ability to effectively apply the net proceeds from the Offering.
The forward-looking statements in this Report speak only as of the date of this Report. The Company does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.
No Offer or Solicitation
This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
May 11, 2026	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)